SUB-ITEM 77O


The Trust had the following Rule 10f-3 transactions for the six months period ended June 30, 2006:



                              John Hancock Funds II
                       Global Real Estate Securities Fund
                      Managed by Deutsche Asset Management
                       For the Quarter Ended June 30, 2006

                                                           10f3 Transactions

Fund(s)           Security          Shares/Par       Date              Execution        Selling           Net
                                                                       Price            Concession        Proceeds

Real Estate       DIC Asset         7100             5/4/200  6        (euro)22.00           3.25%             (euro)156,000.00
Securities Fund   Company

                          John Hancock High Yield Fund
                        Procedures Pursuant to Rule 10f-3

(1)      Name of Underwriter and
         Underwriting Syndicate Members
         Morgan Stanley
         Deutsche Bank
         West LB
         Kempen & Co.

Co- managers:

n/a

(2)      Names of Issuers
         DIC Asset AG

(3)      Title of Securities
         Common Shares

(4)      Date of First Offering
         5/8/2006

(5)      Amount of Total Offering
         11,095,000 shares - 244,090,000 Euro

(6)      Unit Price of Offering
         22 Euro

Comparable Securities
---------------------
         Patrizia Immobilien AG 3/31/2006            2.75%
         Mapely Limited 6/16/2005                    3.75%

(7)      Underwriting Spread or Commission
         3.25%

(8)      Years of Issuer's Operations
         > 7 years

(9)      Trade Date
         5/8/2006

(10)     Portfolio Assets on Trade Date

         $323 million

(11)     Price Paid per Unit
         22 Euro

(12)     Total Price Paid by Portfolio

         $3.96 mm Euro

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
         25,100,000 Euro

(14)     % of Portfolio Assets Applied to Purchase
         2%

(15)     Years of Continuous Operation (unless municipal security, see below)
         >7 years


Certification from Wells Capital Management that the Rule 10f-3 transaction described above was effected in compliance with John Hancock Funds II's Rule 10f-3 procedures.

10f-3 REPORT - John Hancock Fund

                           Real Estate Securities Fund
                                   Procedures


(1)      Name of Underwriter and
         Underwriting Syndicate Members
         JP Morgan (RREEF Purchased shares from JPM)
         Deutsche Bank Securities, Inc.

(2)      Names of Issuers
         Prologis European Properties

(3)      Title of Securities
         Ordinary Units

(4)      Date of First Offering
         21/9/06

                                            Comparable Securities
                                            (1) Parquesol PSLSM        (2) Riofisa RFS SM        (3) Dic DAZ GR

(5)      Amount of Total Offering
         (euro)725m at mid                       (euro)329m             (euro)2112m            (euro)214m

(6)      Unit Price of Offering
         (euro) 14.35 - 14.85                    (euro)23               (euro)18               (euro)22

(7)      Underwriting Spread or
         Commission
         3%                                      3.5%     3.75%    3.25%

(8)      Years of Issuer's Operations
         7 (1999)

(9)      Trade Date
         25/9/06

(10)     Portfolio Assets on Trade Date     JHI               JH2
         Europe Global                      (euro)75.4m            (euro)73.4m

(11)     Price Paid per Unit
         Euro 14.35

(12)     Total Price Paid by Portfolio at mid
         (euro)1.5m             (euro)1.46m

(13)     Total Price Paid by Portfolio (12)
         plus Total Price Paid for same securities by other portfolios for which subadvisor acts as investment advisor
         $Euro 5.42 million

(14)     % of Portfolio Assets
         Applied to Purchase
         1.99%             1.99%

(15)     Years of Continuous Operation
         (unless municipal security, see below)
         7


(1b) Certification by RREEF America LLC that the Rule 10f-3 transaction described above was effective in compliance4 with John Hancock Funds II's Rule 10f-3 Procedures.

/s/Thomas R. Barrus
-------------------
Thomas R. Barrus
Compliance Officer

                              John Hancock Funds II
                            U.S. High Yield Bond Fund
                    Managed by Wells Capital Management, Inc.
                          Quarter Ended March 31, 2006


                                                    10f-3 Transactions

                                                                          Buy/     Execution      Selling     Total Price
      Cusip                Security               Par           Date       Sell      Price      Concession        Paid
17275RAA0           CISCO SYSTEMS INC        1,000,000.00   2/14/2006     B       100.00       0.00              100.00
                    STATION CASINOS INC
857689ay9           SER 144A                 800,000.00     2/23/2006     B       99.50        0.00              99.50

                          John Hancock High Yield Fund
                        Procedures Pursuant to Rule 10f-3

(1)      Name of Underwriter and Underwriting Syndicate Members
         Lead Citigroup JP Morgan Securities Merrill Lynch & Co Morgan Stanley

         Co managers Banc of America Securities LLC Barclays Capital Credit Suisse Deutsche Bank Securities Inc Goldman Sachs & Co HSBC Securities Lehman Brothers UBS Wachovia Securities Inc Wells Fargo

(2)      Names of Issuers
         Cisco Systems

(3)      Title of Securities
         CISCO SYSTEMS INC

(4)      Date of First Offering
         02/14/2006

(5)      Amount of Total Offering
         $500 mm

(6)      Unit Price of Offering
         100

Comparable Securities
---------------------
         (1) GENENTECH INC DNA 4.4 7/15/2010
         (2) IBM CORP IBM 4.375 6/1/2009
         (3) MEDTRONIC INC MDT 4.375 9/15/2010

(7)      Underwriting Spread or  Commission
         0

(8)      Years of Issuer's Operations
         > 10 years

(9)      Trade Date
         02/14/06

(10)     Portfolio Assets on Trade Date

         $156,910,283

(11)     Price Paid per Unit
(12)     Total Price Paid by Portfolio

         100

         $1,000,000

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
         $2,000,000

(14)     % of Portfolio Assets Applied to Purchase
         0.6%

(15) Years of Continuous Operation (unless municipal security, see below) >10 years

Certification from Wells Capital Management that the Rule 10f-3 transaction described above was effected in compliance with John Hancock Funds II's Rule 10f-3 procedures.


(1)      Name of Underwriter and  Underwriting Syndicate Members
Lead Banc of America Securities LLC Deutsche Bank Securities Inc Wachovia Securities Inc Co managers Wells Fargo

(2)      Names of Issuers
         Stations Casinos

(3)      Title of Securities
(4)      Date of First Offering
(5)      Amount of Total Offering

         6.625

         2/23/2006

         $3000mm

(6)      Unit Price of Offering
         99.5

Comparable Securities
---------------------
         (1) STATION CASINOS STN 6.5 2/1/2014
         (2) BOYD GAMING CORP BYD 6.75 4/15/2014
         (3) CIRCUS CIRCUS MGM 7.625 7/15/2013
         (4) MOHEGAN TRIBAL TRIBAL 6.875 2/15/2015
         (7) Underwriting Spread or Commission

         0

(8)      Years of Issuer's Operations
         >10 years

(9)      Trade Date
         2/23/2006

(10)     Portfolio Assets on Trade Date
         $165,773,826

(11)     Price Paid per Unit
(12)     Total Price Paid by Portfolio

         99.5

         $796,000

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
         $4,000,000

(14)     % of Portfolio Assets Applied to Purchase
         0.5%

(15) Years of Continuous Operation (unless municipal security, see below) >10 years





Certification from Wells Capital Management that the Rule 10f-3 transaction described above was effected in compliance with John Hancock Funds II's Rule 10f-3 procedures.

                              John Hancock Funds II
                            U.S. High Yield Bond Fund
                    Managed by Wells Capital Management, Inc.
                           Quarter Ended June 30, 2006


                                                    10f-3 Transactions

                                                                           Buy/    Execution      Selling     Total Price
      Cusip                Security               Par           Date       Sell      Price      Concession        Paid
05329waf9           AUTONATION INC            125,000       4/5/2006       B       100          0                  100
05329wac6           AUTONATION INC            200,000       4/5/2006       B       100          0                  100
553769ad2           M T R GAMING GROUP INC    500,000      5/22/2006       B       100          0                  100

Purchased securities at the issue price, paid no concession.

                          John Hancock High Yield Fund
                        Procedures Pursuant to Rule 10f-3

(1)      Name of Underwriter and
         Underwriting Syndicate Members
         Joint Lead Managers-Books:
         Banc of America Securities LLC
         JP Morgan Securities
         Wachovia Securities Inc

Co- managers:
BNP Paribas
Comerica Securities
Daiwa Securities America Inc
Wells Fargo Securities

(2)      Names of Issuers
         AUTONATION INC

(3)      Title of Securities
         AUTONATION INC 7, 8-Yr Senior Notes

(4)      Date of First Offering
         4/5/2006

(5)      Amount of Total Offering
         $300 mm

(6)      Unit Price of Offering
         100

Comparable Securities
---------------------
         UNITED AUTO GRP   UAG 9.6252010
         SONIC AUTOMOTIVE SAH 8.625    8/15/2013
         GROUP 1 AUTO GPI  8.25     8/15/2013

(7)      Underwriting Spread or Commission
         0

(8)      Years of Issuer's Operations
         > 15 years

(9)      Trade Date
         4/5/2006

(10)     Portfolio Assets on Trade Date

         $171,475,450

(11)     Price Paid per Unit
         100

(12)     Total Price Paid by Portfolio

         $125,000

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
         $1,000,000

(14)     % of Portfolio Assets Applied to Purchase
         0.07%

(15) Years of Continuous Operation (unless municipal security, see below) >15 years

(16)     Municipal Security - Received a rating in compliance with paragraph
         (A)(4)  of the Procedures?
         N/A



Certification from Wells Capital Management that the Rule 10f-3 transaction described above was effected in compliance with John Hancock Funds II's Rule 10f-3 procedures.

                          John Hancock High Yield Fund
                        Procedures Pursuant to Rule 10f-3

(1)      Name of Underwriter and
         Underwriting Syndicate Members
         Joint Lead Managers-Books:
         Banc of America Securities LLC
         JP Morgan Securities
         Wachovia Securities Inc

Co- managers:
BNP Paribas
Comerica Securities
Daiwa Securities America Inc
Wells Fargo Securities

(2)      Names of Issuers
         AUTONATION INC

(3)      Title of Securities
         AUTONATION INC L+200, 7-Yr. Senior Notes

(4)      Date of First Offering
         4/5/2006

(5)      Amount of Total Offering
         $300 mm

(6)      Unit Price of Offering
         100
Comparable Securities
---------------------
         UNITED AUTO GRP   UAG 9.6252010
         SONIC AUTOMOTIVE SAH 8.625    8/15/2013
         GROUP 1 AUTO GPI  8.25     8/15/2013

(7)      Underwriting Spread or Commission
         0

(8)      Years of Issuer's Operations
         > 15 years

(9)      Trade Date
         4/5/2006

(10)     Portfolio Assets on Trade Date

         $171,475,450

(11)     Price Paid per Unit
         100

(12)     Total Price Paid by Portfolio

         $200,000

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
         $2,000,000

(14)     % of Portfolio Assets Applied to Purchase
         0.1%

(15) Years of Continuous Operation (unless municipal security, see below) >15 years



Certification from Wells Capital Management that the Rule 10f-3 transaction described above was effected in compliance with John Hancock Funds II's Rule 10f-3 procedures.

                          John Hancock High Yield Fund
                        Procedures Pursuant to Rule 10f-3

(1)      Name of Underwriter and
         Underwriting Syndicate Members
         Joint Lead Managers-Books:
         Jefferies & Co.

Co- managers:

Wells Fargo Securities

(2)      Names of Issuers
         MTR Gaming Group

(3)      Title of Securities
         MTR GAMING GROUP MNTG 9 06/01/12 Notes

(4)      Date of First Offering
         5/22/2006

(5)      Amount of Total Offering
         $125 mm

(6)      Unit Price of Offering
         100
Comparable Securities
---------------------
         MAJESTIC STAR     MAJEST   9.75    1/15/2011
         INN OF THE MOUNT  INNMTM   12      11/15/2010
         155 E TROPICANA HOOTER     8.75    4/1/2012

(7)      Underwriting Spread or Commission
         0

(8)      Years of Issuer's Operations
         > 15 years

(9)      Trade Date
         5/22/2006

(10)     Portfolio Assets on Trade Date

         $273,651,000

(11)     Price Paid per Unit
         100

(12)     Total Price Paid by Portfolio

         $500,000

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
         $2,500,000

(14)     % of Portfolio Assets Applied to Purchase
         0.18%

(15) Years of Continuous Operation (unless municipal security, see below) >15 years


Certification from Wells Capital Management that the Rule 10f-3 transaction described above was effected in compliance with John Hancock Funds II's Rule 10f-3 procedures.

MANUFACTURERS INVESTMENT TRUST*

                        PROCEDURES PURSUANT TO RULE 10f-3
                    UNDER THE INVESTMENT COMPANY ACT OF 1940


The Trustees of Manufacturers Investment Trust, a management investment company, (the "Trust") have adopted the following rules and procedures to govern the purchase of securities for any Portfolio of the Trust during the course of an underwriting in which the subadviser to the Portfolio or an affiliate of the subadviser is an underwriter (hereinafter referred to as "Affiliated
Underwriters"). The subadvisers of each Portfolio of the Trust (the "Subadvisers") are directed to comply with these rules and procedures in effecting any such purchase of securities for the Trust's Portfolios.

A. Definitions

(1) Domestic Issuer means any issuer other than a foreign government, a national of any foreign country, or a corporation or other organization incorporated or organized under the laws of any foreign country.

(2) Eligible Foreign Offering means a public offering of securities, conducted under the laws of a country other than the United States, that meets the following conditions:

     (a) The offering is subject to regulation by a "foreign financial regulatory authority," as defined in section 2(a)(50) of the Investment Company Act of 1940 (the "1940 Act"), in such country;

     (b) The securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer);

     (c) Financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in such country, for the two years prior to the offering, are made available to the public and prospective purchasers in connection with the offering; and

     (d) If the issuer is a Domestic Issuer, it meets the following conditions:

          (i) It has a class of securities registered pursuant to section 12(b) or 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") or is required to file reports pursuant to section 15(d) of the Exchange Act; and

          (ii) It has filed all the  material  required to be filed  pursuant to section 13(a) or 15(d) of the Exchange Act for a period of at least twelve months immediately preceding the sale of securities made in reliance upon this (or for such shorter period that the issuer was required to file such material).


* Name changed from NASL Series Trust on October 1, 1997.

(3) NRSRO has the same meaning as that set forth in section 2a-7(a)(14) of the 1940 Act.

(4) Eligible  Municipal  Securities means "municipal  securities," as defined in section 3(a)(29) of the Exchange Act, that have received an investment grade rating from at least one NRSRO; provided, that if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from an NRSRO.

(5) Eligible Rule 144A Offering means an offering of securities that meets the following conditions:

     (a) The securities are offered or sold in transactions exempt from registration under section 4(2) of the Securities Act of 1933 (the "1933 Act"), rule 144A thereunder, or rules 501-508 thereunder;

     (b) The securities are sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include qualified institutional buyers, as defined in section 144A(a)(1) of the 1933 Act; and

     (c) The seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to section 144A of the 1933 Act.

B. Any purchase of securities by a registered  investment  company prohibited by section  10(f) of the  1940 Act  shall be  exempt  from the  provisions  of such section if the following conditions are met:

(1)  The securities to be purchased shall be:

     (a) One of the following types of securities:

          (i) part of an issue registered under the 1933 Act which is being offered to the public;

          (ii) Eligible Municipal Securities;

          (iii) Securities sold in an Eligible Foreign Offering; or

          (iv) Securities sold in an Eligible Rule 144A Offering;

     (b) Purchased either:

          (i) prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); or

          (ii) on or before the fourth day preceding the day on which the rights offering terminates, if the securities are offered for subscription upon exercise of rights;

     (c) Offered pursuant to an underwriting agreement under which the underwriter are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof.

(2) The commission, spread or profit (the "spread") received or to be received by the principal underwriters shall be reasonable and fair compared to the commission, spread or profit (the "comparable spread") received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

(3) In respect to any issue of securities other than Eligible Municipal Securities, the issuer of such securities to be purchased shall have been in continuous operation for not less than three years, including the operation of any predecessors.

(4) The amount of securities of any class of such issue to be purchased by a Portfolio and any other investment companies for which such Portfolio's subadviser acts as investment adviser, shall not exceed

     (a) if purchased in an offering other than an Eligible Rule 144A Offering, twenty-five percent of the principal amount of the offering of such class; or

     (b) if purchased in an Eligible Rule 144A Offering, twenty-five percent of the total of:

          (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in section 144A(a)(1) of the 1933 Act, and

          (ii) the principal amount of the offering of such class in any concurrent public offering.

(5) The securities being offered shall not be purchased by a Portfolio directly or indirectly from an officer, Trustee, or employee of the Trust, from such Portfolio's Subadviser or from a person of which any such officer, Trustee, employee or Subadviser is an affiliated person. For purposes of the preceding sentence, a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter (a) so long as that underwriter does not benefit directly or indirectly from the transaction, or (b) in respect to the purchase of Eligible Municipal Securities, so long as such purchases are not designated as group sales or otherwise allocated to the account of any persons from whom this paragraph prohibits the purchases.

(6) At the Trustees meeting held after the end of a calendar quarter, each Subadviser will represent in writing to the Trustees with respect to each Portfolio it advises that it has maintained the records specified in paragraph
(8) below and that all purchases made during the preceding quarter by such Portfolio were effected in compliance with the procedures set forth herein.

(7) For purposes of determining compliance with paragraphs B(1)(a)(iv) and B(1)(b) of these procedures, the Trust may reasonably rely upon written statements made by the issuer or a syndicate manager, or by an underwriter or seller of the securities through which the Trust purchases the securities.

(8) The Trust shall (a) maintain and preserve permanently in an easily accessible place a written copy of these procedures (and any modifications thereto) and (b) maintain and preserve for a period not less than six years from the end of the fiscal year in which any transactions occurred, the first two years in an easily accessible place, a written record of each such transaction setting forth with respect to each transaction:

          (i) the person from whom the securities were acquired;

          (ii) the identity of the underwriting syndicate's members;

          (iii) the terms of the transactions, including, the date of purchase, maturity date and interest rate of any series purchased, the number and value of securities purchased (specific as to each series if applicable) and the aggregate number and value of securities offered through the underwriting or selling syndicate;

          (iv) the information or materials upon which the determination described in paragraph B(6) of these procedures were made.

(9) The Board of Trustees including a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) with respect thereto: (a) must approve these procedures for the purchase of securities pursuant to Rule 10f-3; (b) make and approve such changes as the Board deems necessary; and (c) determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures.

Adopted September 26, 1997

10f-3 REPORT - John Hancock Funds II

                           Real Estate Securities Fund
                        Procedures Pursuant to Rule 10f-3


(1) Name of Underwriter and                 Deutsche Bank
 Underwriting Syndicate Members             Morgan Stanley


(2) Names of Issuers                        Prologis European Properties


(3) Title of Securities                     Ordinary Units


(4) Date of First Offering                  21/9/06

                                    Comparable Securities
                                    (1) Parquesol     (2) Riofisa    (3) Dic
                                    PSL SM            RFS SM         DAZ GR

(5) Amount of Total Offering
     (euro)725m at mid              (euro)329m        (euro)212m     (euro)214m

(6) Unit Price of Offering
     (euro)14.35 - 14.85            (euro)23          (euro)18       (euro)22


(7) Underwriting Spread or
     Commission
     3%                             3.5%              3.75%          3.25%

(8) Years of Issuer's Operations
     7 (1999)

(9) Trade Date
      25/9/06

(10) Portfolio Assets on Trade Date
      as at                      20/9              JH1              JH2
                                  Europe Global    (euro)75.4m      (euro)73.4m

(11) Price Paid per Unit Euro 14.35


(12) Total Price Paid by Portfolio at mid    (euro)1.5m             (euro)1.46m


(13) Total Price Paid by Portfolio (12)
      plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
      Euro 5.42 million

(14) % of Portfolio Assets       1.99%             1.99%
      Applied to Purchase


(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
      Yes

(16) Prohibitions set forth in paragraph
       (B)(5) of Procedures not violated?
       Not Violated

(17) Years of Continuous Operation
      (unless municipal security, see below)
      7

(18) Municipal Security - Received a
      rating in compliance with paragraph (A)(4) of the Procedures?
      N/A

(19) Have the conditions in paragraphs
      (B)(1)(a), (B)(1)(b) and (B)(1)(c)
      of Procedures been satisfied?
      Yes



All purchases by RREEF America LLC described above were effected in compliance with the Trust's Rule 10f-3 procedures.

_________________________________

                         MANUFACTURERS INVESTMENT TRUST*

                        PROCEDURES PURSUANT TO RULE 10f-3
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

The Trustees of Manufacturers Investment Trust, a management investment company, (the "Trust") have adopted the following rules and procedures to govern the purchase of securities for any Portfolio of the Trust during the course of an underwriting in which the subadviser to the Portfolio or an affiliate of the subadviser is an underwriter (hereinafter referred to as "Affiliated
Underwriters"). The subadvisers of each Portfolio of the Trust (the "Subadvisers") are directed to comply with these rules and procedures in effecting any such purchase of securities for the Trust's Portfolios.

A.   Definitions
     (1) Domestic Issuer means any issuer other than a foreign government, a national of any foreign country, or a corporation or other organization incorporated or organized under the laws of any foreign country.

     (2) Eligible Foreign Offering means a public offering of securities, conducted under the laws of a country other than the United States, that meets the following conditions:

          (a) The  offering  is subject to  regulation  by a "foreign  financial
          regulatory   authority,"  as  defined  in  section   2(a)(50)  of  the
          Investment Company Act of 1940 (the "1940 Act"), in such country;

          (b) The securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer);

          (c) Financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in such country, for the two years prior to the offering, are made available to the public and prospective purchasers in connection with the offering; and

          (d) If the issuer is a Domestic Issuer, it meets the following conditions:

               (i) It has a class of securities registered pursuant to section 12(b) or 12(g) of the Securities Exchange Act of 1934 (the
               "Exchange  Act")  or is  required  to file  reports  pursuant  to section 15(d) of the Exchange Act; and

               (ii) It has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the Exchange Act for a period of at least twelve months immediately preceding the sale of securities made in reliance upon this (or for such shorter period that the issuer was required to file such material).

* Name changed from NASL Series Trust on October 1, 1997.

     (3) NRSRO has the same meaning as that set forth in section 2a-7(a)(14) of the 1940 Act.

     (4) Eligible Municipal Securities means "municipal securities," as defined in section 3(a)(29) of the Exchange Act, that have received an investment grade rating from at least one NRSRO; provided, that if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from an NRSRO.

     (5) Eligible Rule 144A Offering means an offering of securities that meets the following conditions:

          (a) The securities are offered or sold in transactions exempt from registration under section 4(2) of the Securities Act of 1933 (the "1933 Act"), rule 144A thereunder, or rules 501-508 thereunder;

          (b) The securities are sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include qualified institutional buyers, as defined in section 144A(a)(1) of the 1933 Act; and

          (c) The seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to section 144A of the 1933 Act.

B. Any purchase of securities by a registered  investment  company prohibited by section  10(f) of the  1940 Act  shall be  exempt  from the  provisions  of such section if the following conditions are met:

     (1) The securities to be purchased shall be:

          (a) One of the following types of securities:

               (i) part of an issue registered under the 1933 Act which is being offered to the public;

               (ii) Eligible Municipal Securities;

               (iii) Securities sold in an Eligible Foreign Offering; or

               (iv) Securities sold in an Eligible Rule 144A Offering;

          (b) Purchased either:

               (i) prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); or

               (ii) on or before the fourth day preceding the day on which the rights offering terminates, if the securities are offered for subscription upon exercise of rights;

          (c) Offered pursuant to an underwriting agreement under which the underwriter are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof.

     (2) The commission, spread or profit (the "spread") received or to be received by the principal underwriters shall be reasonable and fair compared to the commission, spread or profit (the "comparable spread") received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

     (3) In respect to any issue of securities other than Eligible Municipal Securities, the issuer of such securities to be purchased shall have been in continuous operation for not less than three years, including the operation of any predecessors.

     (4) The amount of securities of any class of such issue to be purchased by a Portfolio and any other investment companies for which such Portfolio's subadviser acts as investment adviser, shall not exceed

          (a) if purchased in an offering other than an Eligible Rule 144A Offering, twenty-five percent of the principal amount of the offering of such class; or

          (b) if purchased in an Eligible Rule 144A Offering, twenty-five percent of the total of:

               (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in section 144A(a)(1) of the 1933 Act, and

               (ii) the principal amount of the offering of such class in any concurrent public offering.

     (5) The securities being offered shall not be purchased by a Portfolio directly or indirectly from an officer, Trustee, or employee of the Trust, from such Portfolio's Subadviser or from a person of which any such officer, Trustee, employee or Subadviser is an affiliated person. For purposes of the preceding sentence, a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter (a) so long as that underwriter does not benefit directly or indirectly from the transaction, or (b) in respect to the purchase of Eligible Municipal Securities, so long as such purchases are not designated as group sales or otherwise allocated to the account of any persons from whom this paragraph prohibits the purchases.

     (6) At the Trustees meeting held after the end of a calendar quarter, each Subadviser will represent in writing to the Trustees with respect to each Portfolio it advises that it has maintained the records specified in paragraph (8) below and that all purchases made during the preceding quarter by such Portfolio were effected in compliance with the procedures set forth herein.

     (7) For purposes of determining compliance with paragraphs B(1)(a)(iv) and B(1)(b) of these procedures, the Trust may reasonably rely upon written statements made by the issuer or a syndicate manager, or by an underwriter or seller of the securities through which the Trust purchases the securities.

     (8) The Trust shall (a) maintain and preserve permanently in an easily accessible place a written copy of these procedures (and any modifications thereto) and (b) maintain and preserve for a period not less than six years from the end of the fiscal year in which any transactions occurred, the first two years in an easily accessible place, a written record of each such transaction setting forth with respect to each transaction:

               (i) the person from whom the securities were acquired;

               (ii) the identity of the underwriting syndicate's members;

               (iii)  the  terms  of the  transactions,  including,  the date of purchase, maturity date and interest rate of any series purchased, the number and value of securities purchased (specific as to each series if applicable) and the aggregate number and value of securities offered through the underwriting or selling syndicate;

               (iv) the information or materials upon which the determination described in paragraph B(6) of these procedures were made.

     (9) The Board of Trustees including a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) with respect thereto: (a) must approve these procedures for the purchase of securities pursuant to Rule 10f-3; (b) make and approve such changes as the Board deems necessary; and (c) determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures.

Adopted September 26, 1997
l0f-3 REPORT -John Hancock Funds II

                           Real Estate Securities Fund
                        Procedures Pursuant to Rule l0f-3

(1)      Name of Underwriter and            Deutsche Bank
         Underwriting Syndicate Members     JP Morgan
                                                     HSBC

(2)      Names of Issuers                   Shui On Land Limited

(3)      Title of Securities                         Ordinary Units

(4)      Date of First Offering                      25/9/06

                                         Comparable Securities
                                         (1) SPG Land (2) Hannstar (3) Computime

(5)      Amount of Total Offering ~US$795mn

(6)      Unit Price of Offering HK$5.35

(7)      Underwriting Spread or
         Commission
         1%

(8)      Years of Issuer's Operations
         7 (1999)

(9)      Trade Date
         27/9/06

(10)     Portfolio Assets on Trade Date
         As at                           25/9         JH1          JH2
                                         Asia         SNil         SNil
*stock was listed on 4th Oct and hence nil value on 25th Sep

(11)     Price Paid per Unit HK$5.35

(12)     Total Price Paid by Portfolio at mid    JH Trust-HK$10,603,700, JH Fund
         HK$10,282,700

(13)     Total Price Paid by Portfolio (12)
         plus Total Price Paid for same securities
         by other portfolios for which subadviser
         acts as investment adviser                           Ditto

(14)     % of Portfolio Assets                        >1%              >1%
         Applied to Purchase

(15)     Test set forth in paragraph (B)(4) of
         Procedures satisfied?
         Yes

(16)     Prohibitions set forth in paragraph
         (B)(5) of Procedures not violated?
         Not Violated

(17) Years of Continuous Operation - more than 3 years. Shui On Group acquired the Development rights of first flagship project in 1996. (unless municipal security, see below)

(18)     Municipal  Security - Received a
         rating in compliance with paragraph (A)(4)
         N/A

(19)     Have the conditions in paragraphs
         (B)(1)(a), (B)(1)(b) and (B)(1)(c)
         of Procedures been satisfied?
         Yes


All purchases by RREEF America LLC described above were effect in compliance with the Trust's Rule 10f-3 procedures.